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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 26, 2007


                             DOMINION MINERALS CORP.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-52696                    22-3091075
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)                Identification #)


                 410 Park Avenue, 15th Floor, New York, NY 10022
                     (Address of Principal Executive Office)


                                 (212) 231-8171
              (Registrant's telephone number, including area code)


                              Empire Minerals Corp.
              (Former name, former address and former fiscal year,
                          if changed since last report)


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
             Year.

     On November 26, 2007, Empire Minerals Corp., a Delaware corporation (the "Company"), changed its name to "Dominion Minerals Corp." The Company is applying for a new ticker symbol with the NASDAQ. Until the new symbol has been issued for use by the NASDAQ, the Company's common stock will continue to trade under the symbol EMPL on the OTC pink sheets.

     The change in name did not require stockholder approval, and the outstanding shares of common stock will not be affected by the change in name. The change was accomplished through a short form merger with a newly formed, wholly owned subsidiary of the Company pursuant to Section 253 of the Delaware General Corporation Law.

Item 9.01.   Financial Statements and Exhibits.

     (d)  Exhibits.

          Exhibit Number    Description
          --------------    -----------

                3.1         Certificate of Ownership Merger and Name Change



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DOMINION MINERALS CORP.



                                    By: /s/  DIEGO E. ROCA
                                        --------------------------------------
                                        Diego E. Roca, Chief Financial Officer




November 26, 2007







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                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

    3.1               Certificate of Ownership Merger and Name Change